UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                         FORM 8-K/A

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 10, 2002


                PARAMCO FINANCIAL GROUP, INC.
          -----------------------------------------
   (Exact name of registrant as specified in its charter)






   Delaware                    000-32495               88-0441287
 ------------               -----------------         --------------
(State or other           (Commission File No.)      (I.R.S. Employer
jurisdiction of                                     Identification No.)
incorporation
or organization)




     4610  So.  Ulster Street, Suite  150,  Denver, Colorado 80237
    ---------------------------------------------------------------
             (Address of principal executive offices)




    Registrant's telephone number, including area code:  (720)  528-7303


                                  N/A
                         ----------------------
      (Former name or former address, if changed since last report)






                                -COVER-






                        INTRODUCTION

     Pursuant to Items 7(a) and 7(b) of the Securities and Exchange Commission's (the "Commission") General Instructions for Form 8-K, Paramco Financial Group, Inc. ("Paramco" or the "Company") hereby amends Items 7(a) (1) and 7(a)(2) of its Current Report on Form 8-K filed with the Commission on September 10, 2002 to file the requisite financial information. The included financial information is that of the entity formerly known as Paramount Financial Group, Inc., a Colorado corporation ("Paramco - Colorado).

Item 7.        FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

               1.   Financial Statement of Business Acquired

                 Filed herewith as a part of this Current
                 Report, as Exhibit 99.15, are the Audited
                 Balance Sheets and the related Statements of Operations, Stockholders' Equity and
                 Cash Flows for Paramco - Colorado for the years ended December 31, 2001 and December
                 31, 2000.  Filed herewith as a part of
                 this Current Report, as Exhibit 99.16, are the Unaudited Consolidated Balance Sheets and the related Consolidated Statements of Operations, Stockholders' Equity and Cash
                 Flows for Paramco - Colorado for the six months ended June 30, 2002 and June 30,
                 2001.

               2.   Pro Forma Financial Information

                 Pro forma financial statements have not
                 been presented herein because the
                 referenced transaction is a
                 recapitalization, which is a capital
                 transaction, rather than a business
                 combination transaction, which would have required the presentation of pro forma financial statements.

          b.   Exhibits.

               99.15     Audited Balance Sheets and the
                    related Statements of Operations,
                    Stockholders' Equity and Cash Flows for
                    Paramco - Colorado for the years ended
                    December 31, 2001 and December 31, 2000.

               99.16     Unaudited Consolidated Balance
                    Sheets and related Statements of
                    Operations, Stockholders' Equity and
                    Cash Flows for Paramco - Colorado for
                    the six months ended June 30, 2002 and
                    June 30, 2001.







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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Dated:   June 16, 2002             PARAMCO FINANCIAL GROUP, INC.




                              /s/ Douglas G. Gregg
                              ---------------------------
                              Douglas G. Gregg
                              Chairman of the Board and
                              Chief Executive Officer
























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                   INDEX TO FINANCIAL STATEMENTS




Exhibit Number           Description                        Page Numbers
--------------------------------------------------------------------------

99.15          Audited Balance Sheets and the related
               Statements of Operations, Stockholders'
               Equity and Cash Flows for Paramco -
               Colorado for the years ended December 31, 2001 and December 31, 2000:

               Independent Auditors' Report                       F-1
               Balance Sheets                                     F-2
               Statement of Operations                            F-3
               Statement of Shareholders' Equity (Deficit)        F-4
               Statements of Cash Flow                            F-5
               Notes to Financial Statements                   F-6 - F-13

99.16 Unaudited Consolidated Balance Sheets and related Statements of Operations, Stockholders' Equity and Cash Flows for Paramco - Colorado for the six months ended June 30, 2002 and June 30, 2001:

               Consolidated Balance Sheets                        F-14
               Consolidated Statements of Operations              F-15
               Consolidated Statements of Stockholders' Deficit   F-16
               Consolidated Statements of Cash Flow               F-17
               Notes to Financial Statements                  F-18 - F-26













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